Exhibit 99.2

 ASCO May 30, 2015  1    Long-term Follow-up of Patients with Acute Myelogenous Leukemia Receiving an Autologous Telomerase-based Dendritic Cell VaccineH. Jean Khoury, MD, FACP, Robert H. Collins Jr., MD, William Blum, MD, Patrick Stiff, MD, Jane S Lebkowski, PhD, Edward Wirth III, MD PhD, Kevin Nishimoto PhD and John F. DiPersio, MD, PhD

 AST-VAC1: Autologous Dendritic Cells Pulsed with hTERT mRNA   2   Dendritic Cells: Potent Antigen Presenting Cells  Telomerase: “Universal” Tumor Antigen  Objective: Stimulate Anti-Tumor Immune Responses in Patients with AML        AST-VAC1 is an immunotherapeutic product that comprises mature DC transfected with mRNA encoding hTERT and the lysosomal targeting signal, LAMP (4,5) - enhances immunostimulatory capacity

AST-VAC1 Production

Product Release Based on:
- Demonstration of positive hTERT transfection
- Mature Dendritic Cells by immunophenotype
- Product Sterility
- $1x10^7$ viable cells/dose post-thaw


Leukapheresis
Harvest
Monocyte Enriched
PBMCs
Differentiation
Immature
Dendritic Cells
LAMP hTERT mRNA
Immature
Dendritic Cells
DC Maturation
Mature
Dendritic Cells
Cryopreserved
Autologous DC
Vaccine

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AML Clinical Trial Design and Study Schema: Patient Enrollment 2007-2010

- Multicenter, open-label study.
- Primary Objectives:
  - **Feasibility of manufacture**
  - **Safety and tolerability of vaccine**
- Secondary objectives:
  - **hTERT immunologic response**
  - **Relapse-free survival**

Eligibility Criteria

- 18 years or older
- AML with intermediate or high risk cytogenetics in CR1 within 6 months from induction chemotherapy and may or may not have received consolidation including autologous stem cell transplantation
- AML in CR2 with a CR1 of > 6 months duration
- Exclusion: AML with t(15;17), t(8;-21), inv(16), or t(16:16)], leptomeningeal disease, candidates for allogeneic stem cell transplant within 6 months of screening, documented allergy to penicillin or beta-lactam antibiotics, active or ongoing autoimmune disorder, active second malignancy or history of another malignancy within the last 2 years



AML in CR
Leukapheresis
BM biopsy
BM biopsy
BM biopsy
Product Manufacture
8 weeks median
Primary Vaccination
Rest
Boost Vaccination
Extended Boost monthly until depletion of vaccine or relapse
Consolidation
6-weeks
4-weeks
12-weeks
Long-term Follow-up

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 Patient Demographics and Disease Status  5     Total Patients: N=33  Age (years)      Median  61.2   Mean (SD)  58.3 (11.79)   Min, Max  30.5, 75.4  Sex      Male  17 (51.5%)   Female  16 (48.5%)  Race      American Indian or Alaska Native  0   Asian  0   Black or African American  5 (15.2%)   Native Hawaiian or Other Pacific Islander  0   White  28 (84.8%)  Duration from AML Diagnosis to Leukapheresis (months)      Median  7.1   Mean (SD)  8.9 (7.23)   Min, Max  2.5, 39.3  In First CR at Screening?      Yes  29 (87.9%)   No  4 (12.1%)  Median Follow-up 52 (13-59) mos.

   AST-VAC1: Manufacturing Review and Disposition to Patients  6  24 Patients Had Successful AST-VAC1 Production Campaigns   24 Patients Reassessed for Eligibility   3 Patients Florid Relapse Prior to Vaccination   2 Patients in Early Relapse at Time of Vaccination  21 Patients Received at Least 3 Vaccinations   Median Time to Product Release 8 weeksProduction of AST-VAC1 success in 24 or 33 (73%) AML patients2 Required a Second Manufacturing CampaignMost common production failures.Low leukapheresis cell numbersPoor DC maturationNo telomerase expression5 of 23 (22%) patients relapsed before vaccination of product.   33 Patients Enrolled in Phase 2 Clinical Trial   19 Patients in CR Vaccinated    Mean # Doses Delivered 17.2 (9.7)# Patients Receiving All 12 Intended Doses: 13 (14th pt withdrew consent before last dose)  AST-VAC1 Successfully Produced for 73% of Patients

 AST-VAC1 in AML: Excellent Safety Profile  7    21 Total Patients Received AST-VAC116 CR1 3 CR2 2 Early Relapse  Safety and TolerabilityDuring Leukapheresis:No Grade 3-4 Adverse EventsDuring Vaccination Period:Serious Adverse Events Grade 3-4 (2)Possibly Related: Idiopathic thrombocytopenic purpura (1 day 73)Unrelated: Appendicitis with perforation/obstruction, hypokalemia (1)Grade 3-4 Adverse Events: 4 patientsUnrelated: (4)Cytopenias associated with impending relapse (2)Hypertension (1)Grade 1-2 Adverse Events: 14 patientsHeadache (5)Fatigue (3)Rash (3)Sinus Congestion (3)URI (3)Diarrhea (2)Erythema (2)Hemorrhoids (2)  Database Through 2010  All “Possibly Related” Adverse Events Occurred within One Year Post-Vaccination: Majority within 100 days

AST-VAC1 in AML: DTH and hTERT Specific T Cell Responses

19 Total Patients in CR At Time of AST-VAC1 Administration

- 16 CR1
- 3 CR2

hTERT specific T cell responses

11 of the 19 AML patients in CR developed cell immune responses to telomerase

γ-IFN Elispot used with 90 hTERT overlapping peptides spanning the entire hTERT protein*

* In one case , hTERT mRNA transfected autologous dendritic cells were used to detect hTERT specific T cell responses.

DTH responses

11 of the 19 AML patients in CR developed DTH responses

Patients self-recorded the presence and size of induration at the vaccination site. A patient was considered a DTH responder if induration of at least 5 mm (0.2 inches) in diameter at the injection site was recorded 24 to 72 hours after the third or subsequent vaccinations.

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 AST-VAC1 in AML: Kinetics of Development of Detectable hTERT Specific T Cell Responses   9  ID  Age  Status at Start of Vaccination  Detection of Positive hTERT Specific T cell Responses Timepoints Post Vaccination              Any Timepoint  Primary Vaccinations  Rest  Boost Vaccinations  1641  33  CR1  +  +  -  +  2141  37  CR1  +  -  -  +  2411  41  CR1  -  -  -  -  1541*#  43  CR1  +  -  +  -  2021  48  CR1  -  -  -  -  1911*  50  CR1  -  -  -  -  3432  52  CR2  +  +  -  -  2741  54  CR1  -  -  -  -  3051  54  CR1  +  +  -  +  1711  54  CR2  -  -  -  -  0221*  55  CR1  -  -  -  -  2221  57  CR1  -  -  -  -  3531  61  CR1  +  -  -  +  0321  61  CR1  -  -  -  -  3951*  63  CR1  +  -  +  +  2531  65  CR1  +  +  +  +  2831  66  CR1  +  +  -  +  0421  72  CR2  +  +  -  -  1012*  75  CR1  +  +  -  -  *: terminated during vaccination stage #DC based ELISpot Used.  hTERT Specific T Cells Responses Were First Detected in the Primary Vaccination, Rest, or Boost Phases

 Long-term Relapse Status: Greater Than 50% Of Patients Relapse-free (median 52 +/- 17 months)  10      Long-term Follow-up (2013-2014)         % Patients Relapse-free***  Median (Range) Follow-up(mos)  Relapse-free Patients with hTERT specific T cell responses  All Patients in CR  11/19*(58%)  52 (13-59)  7/11(64%)  Patients in CR2  3/3**(100%)  50 (24-59)  2/3(67%)  Patients >60 years old  4#/7(57%)  54 (52-59)  4/4(100%)  *five patients lost to long-term follow-up or date of relapse unavailable**One patient lost to long-term follow-up at 24 months# One patient Received nilotinib during vaccination period for a secondary Philadelphia chromosome positive abnormality observed in first relapse which was not observed in the vaccination period  Favorable Outcome Compared to Historical Data Especially in Patients Over 60 years old where 5 year relapse-free survival <10%    0  20  40  60  80    0  50  100                                    Relapse-free Survival  Time to Relapse  (Months)  P  e  r  c  e  n  t     R  e  l  a  p  s  e  d  All Patients in CR      All Patients > 60yo

 Relapse Free-Survival and hTERT-Immune Response  11  Relapse   Post-Hoc Analysis Shows Potential Trend that hTERT-specific T Cell Responses Associated with Longer Relapse-free SurvivalRequires Confirmation in Additional Trials

Summary

- AST-VAC1 Produced for 73% of Patients Enrolled in Trial
- Mean 17.2 Doses AST-VAC1 Delivered per Patient
- 11/19 developed hTERT Specific T cell Responses
- 58% Relapse-free median 52 mos follow-up.
- 4/7 patients >60 years old relapse–free median 54 mos follow-up
- Favorable Survival Compared to Historical Analyses
- Outcome Requires Confirmation in Additional Clinical Trials

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Acknowledgements  13    Clinical Investigators and Staff: • Emory University: Martha Arellano, Edumund Waller, Mersiha Torlak, Susan Sunay, Ellie Hamilton • Washington University: Camille Abboud, Elizabeth Procknow, Jeremy Gabriel, Mary Kay Belota • Ohio State University: Anders Lindquist, Lynn O’Donnell • UT Southwestern Medical Center at Dallas: Madhuri Vusirikala, Simrit Parmar, Tracee Rainey, Candice Penn, Carter Blood Center • Loyola University Medical Center: Sandra Zakrzewski, Mala Parthasarathy Vaccine Product Manufacture: Lonza Inc: Eric Neidinger, David Smith and Philip Vanek Project Team: • David Rhodes, Neeru Batra, Glenn Dawes, Deena Gruver, Sean Cullen, Jerrod Denham, Heidi Christ-Schmidt“The Patients and their Families”